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                         Supplement dated July 30, 2002
                                       to
                           Prospectus date May 1, 2002

                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              190 Carondelet Plaza
                               St. Louis, MO 63105
                                 (314) 862-2211

         With funds through: Fidelity Variable Insurance Products Fund;
 MFS Variable Insurance Trust; Putnam Variable Trust; Scudder Variable Series I;
 T. Rowe Price Equity Series, Inc; T. Rowe Price Fixed Income Series, Inc.; and
                      Metropolitan Life Series Fund, Inc.

This supplement contains additional information and should be read and maintained with the prospectus identified above. The following information replaces the third paragraph found under the heading, "Distribution of the Policies" on page 41 of the prospectus.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and the principal underwriter. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

Maximum commissions payable to a broker-dealer are one of the following options:

                ----------------------------------------------
                 Option       FIRST YEAR        RENEWAL YEARS
                ----------------------------------------------
                   1             A + B               a + b
                ----------------------------------------------
                   2             A + B               a + c
                ----------------------------------------------
                   3         A + 1 + 2 + 3             a
                ----------------------------------------------

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.